CNA Financial Corporation Fourth Quarter 2025 Results February 09, 2026

Notices and Disclaimers Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (cna.com) and at the SEC's website (sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2026 CNA. All rights reserved. 2

Fourth Quarter Overview • Net income of $302 million versus $21 million in the prior year quarter, which included a $290 million after-tax loss from a pension settlement transaction. Core income of $317 million versus $342 million in the prior year quarter. • P&C core income of $449 million versus $451 million, reflects lower underlying underwriting results largely offset by higher net investment income. • Life & Group core loss of $29 million versus $18 million in the prior year quarter. • Corporate & Other core loss of $103 million versus $91 million in the prior year quarter. • Net investment income of $653 million, reflects a $26 million increase from fixed income securities and other investments to $576 million and a $17 million decrease from limited partnerships and common stock to $77 million. • P&C combined ratio of 93.8%, compared with 93.1% in the prior year quarter, including 1.5 points of catastrophe loss impact compared with 1.8 points in the prior year quarter. P&C underlying combined ratio was 92.3%, compared with 91.4% in the prior year quarter. P&C underlying loss ratio was 61.9% and the expense ratio was 30.1%. • P&C segments generated net written premium growth of 2% in the quarter. P&C renewal premium change of +4%, with written rate of +2%. 3

Full Year Overview • Record high net income of $1,278 million versus $959 million in the prior year, which included a $293 million after-tax loss from pension settlement transactions. Core income of $1,342 million, which is the best on record, versus $1,316 million in the prior year. • P&C core income of $1,664 million versus $1,549 million, reflects improved current accident year underwriting results and higher net investment income partially offset by unfavorable net prior period development. • Life & Group core loss of $44 million versus $23 million in the prior year. • Corporate & Other core loss of $278 million versus $210 million in the prior year. • Net investment income of $2,557 million, reflects a $78 million increase from fixed income securities and other investments to $2,255 million and a $18 million decrease from limited partnerships and common stock to $302 million. • P&C combined ratio of 94.7%, compared with 94.9% in the prior year, including 2.3 points of catastrophe loss impact compared with 3.6 points in the prior year. P&C underlying combined ratio was 91.8% compared with 91.5% in the prior year. P&C underlying loss ratio was 61.7% and the expense ratio was 29.7%. • P&C segments generated net written premium growth of 5%. P&C renewal premium change of +4%, with written rate of +3%. Stockholders' Equity • Book value per share of $42.93; book value per share excluding AOCI of $46.99, an 10% increase from year-end 2024 adjusting for $3.84 of dividends per share paid. • Increased quarterly cash dividend 4% to $0.48 per share; special dividend of $2.00 per share 4

Financial Performance 5 (In millions, except ratios and per share data) Fourth Quarter Year to Date 2025 2024 Change 2025 2024 Change Revenues $3,828 $3,689 4% $14,989 $14,270 5 % Core income 317 342 (7) % 1,342 1,316 2 % Net income1 302 21 N/M 1,278 959 33 % Diluted earnings per common share: Core income $1.16 $1.25 (7) % $4.93 $4.83 2 % Net income 1.11 0.07 N/M 4.69 3.52 33 % Core ROE 10.0% 10.9% (0.9) pts 10.6% 10.5% 0.1 pts Record core income for 2025 from continued strong underwriting and investment results 1 Prior year numbers include a $290 million after-tax loss for the fourth quarter and a $293 million after-tax loss for the full year, from pension settlement transactions.

Strong full year underwriting results with lower catastrophe losses and lower expense ratio Property & Casualty Operations 6 (In millions, except ratios) Fourth Quarter Year to Date 2025 2024 2025 2024 GWP ex. warranty captives $3,309 $3,272 $12,982 $12,476 GWP change (% year over year) 1% 4 % Net written premium $2,794 $2,752 $10,683 $10,176 NWP change (% year over year) 2% 5 % Net earned premium $2,692 $2,571 $10,478 $9,775 NEP change (% year over year) 5% 7 % Underwriting gain $167 $178 $551 $496 Loss ratio 63.4% 62.8% 64.6% 64.3 % Less: Effect of catastrophes impacts 1.5% 1.8% 2.3% 3.6 % Less: Effect of (favorable) unfavorable development-related items — % (0.1) % 0.6% (0.2) % Underlying loss ratio 61.9% 61.1% 61.7% 60.9 % Expense ratio 30.1% 30.0% 29.7% 30.2 % Combined ratio 93.8% 93.1% 94.7% 94.9 % Underlying combined ratio 92.3% 91.4% 91.8% 91.5%

Property & Casualty Production Metrics Continued disciplined and nuanced execution across the portfolio 7 Property & Casualty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 4% 4% 3% 3% 4% 3% 3% 2% 6% 5% 5% 4% 6% 5% 4% 4% 85% 85% 85% 86% 86% 83% 81% 84% Retention Renewal Premium Change Rate GWP ex. warranty captives ($M) $3,001 $3,329 $2,874 $3,272 $3,214 $3,518 $2,941 $3,309 New Business ($M) $529 $595 $547 $591 $565 $645 $549 $589 Specialty Rate 2% —% —% 1% 3% 3% 3% 3% Retention 88% 90% 89% 89% 89% 86% 86% 85% Commercial Rate 6% 7% 6% 6% 6% 5% 5% 3% Retention 85% 84% 84% 84% 84% 81% 79% 82% International Rate 1% —% (2)% (3)% (2)% (4)% (6)% (5)% Retention 82% 80% 82% 85% 85% 86% 83% 88%

Continued solid underlying underwriting results Specialty 8 (In millions, except ratios) Fourth Quarter Year to Date 2025 2024 2025 2024 GWP ex. warranty captives $1,074 $1,080 $4,130 $4,030 GWP change (% year over year) (1) % 2 % Net written premium $914 $934 $3,515 $3,445 NWP change (% year over year) (2) % 2 % Net earned premium $899 $868 $3,472 $3,361 NEP change (% year over year) 4% 3 % Underwriting gain $9 $54 $164 $249 Loss ratio 63.6% 60.1% 61.5% 59.5 % Less: Effect of catastrophes impacts — % — % — % — % Less: Effect of unfavorable (favorable) development-related items 3.0% — % 1.1% (0.3) % Underlying loss ratio 60.6% 60.1% 60.4% 59.8 % Expense ratio 35.1% 33.4% 33.5% 32.8 % Combined ratio 99.0% 93.8% 95.3% 92.6 % Underlying combined ratio 96.0% 93.8% 94.2% 92.9%

Specialty Production Metrics Continued stable renewal premium change and rate above 2024 levels 9 Specialty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 —% —% 3% 1% 2% 3% 4% 4% 4% 4% 88% 90% 89% 89% 89% 86% 86% 85%Retention Renewal Premium Change Rate GWP ex. warranty captives ($M) $942 $985 $1,023 $1,080 $989 $1,016 $1,051 $1,074 New Business ($M) $94 $118 $129 $121 $112 $122 $131 $122 FI & Mgmt Liability Rate (3)% (6)% (5)% (4)% (1)% 1% (1)% —% Retention 90% 92% 91% 89% 89% 84% 86% 84% Affinity Professional E&O Rate 2% 3% 2% 3% 2% 3% 2% 3% Retention 92% 92% 91% 93% 93% 92% 88% 89% Medical Malpractice Rate 7% 9% 7% 9% 7% 8% 9% 8% Retention 80% 85% 83% 84% 85% 85% 83% 82% Surety Net Written Premiums $184 $175 $176 $157 $204 $182 $193 $164 Warranty & Alt. Risks Revenues $461 $459 $452 $443 $445 $446 $439 $434 2% 1% 3% 3% 3% 3%

Commercial 10 (In millions, except ratios) Fourth Quarter Year to Date 2025 2024 2025 2024 Net written premium $1,509 $1,452 $5,821 $5,469 NWP change (% year over year) 4% 6 % Net earned premium $1,460 $1,384 $5,695 $5,158 NEP change (% year over year) 5% 10 % Underwriting gain $109 $106 $272 $171 Loss ratio 65.7% 64.8% 67.9% 68.3 % Less: Effect of catastrophes impacts 2.4% 2.3% 3.8% 6.2 % Less: Effect of (favorable) unfavorable development-related items (0.1) % — % 0.9% (0.1) % Underlying loss ratio 63.4% 62.5% 63.2% 62.2 % Expense ratio 26.4% 27.0% 26.8% 27.9 % Combined ratio 92.5% 92.3% 95.2% 96.7 % Underlying combined ratio 90.2% 90.0% 90.5% 90.6 % Excellent underwriting results driven by lower catastrophe losses and lower expense ratio

Commercial Production Metrics 11 Commercial Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 6% 7% 6% 6% 6% 5% 5% 3% 8% 7% 8% 7% 7% 6% 6% 5% 85% 84% 84% 84% 84% 81% 79% 82% Retention Renewal Premium Change Rate Gross Written Premium ($M) $1,686 $1,927 $1,547 $1,804 $1,853 $2,065 $1,569 $1,846 New Business ($M) $367 $405 $345 $395 $370 $420 $324 $377 Middle Market Rate 5% 5% 4% 4% 4% 4% 3% 1% Retention 83% 84% 85% 84% 84% 81% 79% 85% Construction Rate 8% 9% 9% 9% 9% 10% 8% 8% Retention 86% 87% 84% 86% 82% 81% 73% 79% National Accounts Rate 8% 7% 6% 6% 5% —% 2% 1% Retention 87% 83% 85% 84% 88% 83% 86% 84% Small Business Rate 3% 4% 4% 5% 5% 4% 5% 6% Retention 81% 79% 80% 81% 82% 80% 76% 75% Marine / Other Net Written Premium $104 $116 $95 $94 $111 $115 $112 $124 Continued double-digit rate increase in classes most impacted by social inflation

International Consistently profitable results 12 (In millions, except ratios) Fourth Quarter Year to Date 2025 2024 2025 2024 Net written premium $371 $366 $1,347 $1,262 NWP change (% year over year) 1% 7 % Net earned premium $333 $319 $1,311 $1,256 NEP change (% year over year) 4% 4 % Underwriting gain $49 $18 $115 $76 Loss ratio 52.6% 61.6% 58.4% 60.9 % Less: Effect of catastrophes impacts 1.6% 3.9% 1.8% 3.2 % Less: Effect of favorable development-related items (7.5) % (0.4) % (1.9) % (0.4) % Underlying loss ratio 58.5% 58.1% 58.5% 58.1 % Expense ratio 32.7% 33.2% 32.8% 33.1 % Combined ratio 85.3% 94.8% 91.2% 94.0 % Combined ratio excl. catastrophes and development 91.2% 91.3% 91.3% 91.2%

Core loss reflects lower income from limited partnerships Life & Group 13 (In millions) Fourth Quarter Year to Date 2025 2024 2025 2024 Net earned premiums $105 $108 $423 $437 Total claims, benefits and expenses 375 366 1,415 1,429 Net investment income 227 230 914 940 Core loss before income tax (43) (28) (78) (52) Income tax benefit 14 10 34 29 Core loss ($29) ($18) ($44) ($23)

Pretax Net Investment Income Strong contributions from fixed income and limited partnerships 644 604 662 638 653 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 529 530 544 550 553 4.8% 4.8% 4.9% 4.8% 4.9% Fixed Income Effective Yield (Pretax) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 94 54 100 71 77 3.5% 2.0% 3.6% 2.5% 2.7% Limited Partnership & Common Stock Return (Pretax) Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 $M $M $M 14 • Net investment income from fixed income is up 5% year-over-year • Fixed income benefited from strong operating cash flows and the continued impact of higher reinvestment rates • Strong limited partnership and common stock returns in the quarter; full year income of $302M, an 11% return

Investment Portfolio 151 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. High quality, diversified and liquid investment portfolio • 87% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Duration well matched with insurance liabilities • Net unrealized loss improved from prior year- end driven by lower risk-free rates 6% 5% 3% 2% 2% 1% LPs & Common Stock Short Term & Other CMBS Mortgage Loans Other Fixed Income Preferred Stock Corporate & Other 50% Municipals 17% Other ABS 7% RMBS 7% Portfolio Composition Highlights Fixed Maturities by Rating AA 16% A 26% BBB 37% AAA 1 17% Non-IG 4% Effective Portfolio Duration Life & Group 9.7 yrs P&C and Corporate 4.5 yrs Total 6.3 yrs

Capital • Financial strength and credit ratings were upgraded by AM Best in the fourth quarter; all other ratings have been affirmed in the past 15 months • Moody's maintains a positive outlook on ratings; AM Best outlook was revised to stable following upgrade; S&P and Fitch maintain stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex AOCI increased 10% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Redeemed $500M senior notes at par in December in advance of March 2026 maturity; next debt maturity of $500M due in August of 2027 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations Financial Strength Conservative capital and debt profile support business objectives (In millions, except per share data) Dec 31, 2025 Dec 31, 2024 Debt $2,971 $2,973 Stockholders' equity 11,621 10,513 Total capital $14,592 $13,486 AOCI (1,098) (1,991) Capital ex AOCI $ 15,690 $ 15,477 BVPS ex AOCI $46.99 $46.16 Dividends per share (YTD) $3.84 $3.76 Debt-to-capital 20.4% 22.0 % Debt-to-capital ex AOCI 18.9% 19.2 % Statutory surplus 11,578 $11,165 Holding company liquidity 1 $1,048 $1,207 16 1 Includes $250 million available under credit facility

APPENDIX 17

Results for the Three Months Ended December 31 Results for the Year Ended December 31 2025 2024 2025 2024 Net income $302 $21 $1,278 $959 Less: Net investment losses (15) (31) (64) (64) Less: Pension settlement transaction losses — (290) — (293) Core income $317 $342 $1,342 $1,316 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate our primary operations. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended December 31 Results for the Year Ended December 31 2025 2024 2025 2024 Net income per diluted share $1.11 $0.07 $4.69 $3.52 Less: Net investment losses (0.05) (0.12) (0.24) (0.23) Less: Pension settlement transaction losses — (1.06) — (1.08) Core income per diluted share $1.16 $1.25 $4.93 $4.83 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 18 Reconciliation of Net Income (Loss) to Core Income (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

19 Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and insurance related administrative expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting results excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. Results for the Three Months Ended December 31, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 128 $ 236 $ 70 $ 434 Net investment losses, after tax 6 9 — 15 Core income $ 134 $ 245 $ 70 $ 449 Less: Net investment income 167 200 42 409 Non-insurance warranty revenue (expense) 9 — — 9 Other revenue (expense), including interest expense (15) (2) 1 (16) Income tax expense on core income (36) (62) (22) (120) Underwriting gain 9 109 49 167 Effect of catastrophe losses — 35 5 40 Effect of unfavorable (favorable) development-related items 27 (2) (25) — Underlying underwriting gain $ 36 $ 142 $ 29 $ 207 Reconciliation of Net Income to Underwriting Gain (Loss) and Underlying Underwriting Gain (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

20 Results for the Three Months Ended December 31, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 165 $ 222 $ 37 $ 424 Net investment losses (gains), after tax 12 16 (1) 27 Core income $ 177 $ 238 $ 36 $ 451 Less: Net investment income 165 199 36 400 Non-insurance warranty revenue (expense) 19 — — 19 Other revenue (expense), including interest expense (13) (4) (15) (32) Income tax expense on core income (48) (63) (3) (114) Underwriting gain 54 106 18 178 Effect of catastrophe losses — 33 12 45 Effect of favorable development-related items — — (1) (1) Underlying underwriting gain $ 54 $ 139 $ 29 $ 222 Reconciliation of GAAP Measures to Non-GAAP Measures

21 Results for the Year Ended December 31, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 615 $ 788 $ 205 $ 1,608 Net investment losses, after tax 22 32 2 56 Core income $ 637 $ 820 $ 207 $ 1,664 Less: Net investment income 650 775 156 1,581 Non-insurance warranty revenue (expense) 51 — — 51 Other revenue (expense), including interest expense (55) (12) 13 (54) Income tax expense on core income (173) (215) (77) (465) Underwriting gain 164 272 115 551 Effect of catastrophe losses — 217 23 240 Effect of unfavorable (favorable) development-related items 37 52 (25) 64 Underlying underwriting gain $ 201 $ 541 $ 113 $ 855 Reconciliation of GAAP Measures to Non-GAAP Measures

22 Results for the Year Ended December 31, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 663 $ 658 $ 153 $ 1,474 Net investment losses, after tax 31 44 — 75 Core income $ 694 $ 702 $ 153 $ 1,549 Less: Net investment income 626 733 131 1,490 Non-insurance warranty revenue (expense) 62 — — 62 Other revenue (expense), including interest expense (53) (14) (10) (77) Income tax expense on core income (190) (188) (44) (422) Underwriting gain 249 171 76 496 Effect of catastrophe losses — 318 40 358 Effect of favorable development-related items (8) — (6) (14) Underlying underwriting gain $ 241 $ 489 $ 110 $ 840 The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 6, 8, 10 and 12, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio Reconciliation of GAAP Measures to Non-GAAP Measures

December 31, 2025 December 31, 2024 Book value per share $42.93 $38.82 Less: Per share impact of AOCI (4.06) (7.34) Book value per share excluding AOCI $46.99 $46.16 Book value per share excluding AOCI allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended December 31 Results for the Year Ended December 31 ($ millions) 2025 2024 2025 2024 Annualized net income $1,206 $81 $1,278 $959 Average stockholders' equity including AOCI (a) 11,471 10,635 11,067 10,203 Return on equity 10.5% 0.8% 11.5% 9.4 % Annualized core income $1,267 $1,366 $1,342 $1,316 Average stockholders' equity excluding AOCI (a) 12,626 12,549 12,610 12,534 Core return on equity 10.0% 10.9% 10.6% 10.5 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 23 Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI Reconciliation of GAAP Measures to Non-GAAP Measures